Exhibit 10.27

CHANGE ORDER FORM
OSHA Handrail and Guardrail Modifications

PROJECT NAME: Sabine Pass LNG Stage 3 Liquefaction Facility OWNER: Sabine Pass Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: May 4, 2015	CHANGE ORDER NUMBER: CO-00022 DATE OF CHANGE ORDER: October 24, 2017

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1.	Per Article 6.1.B of the Agreement, Parties agree Bechtel will modify the original stair rail system per the following:

a.
Per OSHA 29 CFR 1910.29 (f)(l)(ii)(A)/(B), the height of stair rail systems installed before January 17, 2017 is not less than 30 or more than 34 inches from the leading edge of the stair tread to the top surface of the top rail; and the height of stair rail systems installed on or after January 17, 2017 is not less than 42 inches from the leading edge of the stair tread to the top surface of the top rail.

b.
The modified stair railing design is in accordance with the specifications in the current version of OSHA 29 CFR Subpart D 1910 Subpart D Walking-Working Surfaces and is only applicable to the stairs previously fabricated and in process of installation.

c.	Stair guardrails for stair railing “issued for construction” after January 17, 2017 will be per drawing 25936-100-SS-000-00017. These same standards will also be followed for the tank stairs.

d.	Stair guardrails already fabricated and on-site will be retrofitted per drawing 25936-100-SS-000-00018.

e.	Adjustments to lighting and bracketing due to changes in handrails.

f.	The scope of work incorporated into the Agreement via this Change Order will be completed before Substantial Completion of Stage 3.
For clarity, these changes are depicted in Exhibit A of this Change Order.

2.	This Change Order excludes any updates to Stage 3 vessels.

3.	The overall cost breakdown associated with the increase in the OSHA Handrail and Guardrail Modifications is provided in Exhibit B of this Change Order.

4.	Schedule C-1 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit C of this Change Order.

Adjustment to Contract Price

The original Contract Price was	$2,987,000,000
Net change by previously authorized Change Orders (#0001-00021)	$97,638,960
The Contract Price prior to this Change Order was	$3,084,638,960
The Contract Price will be increased by this Change Order in the amount of	$2,081,387
The new Contract Price including this Change Order will be	$3,086,720,347

Adjustment to dates in Project Schedule
The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary). N/A

Adjustment to Payment Schedule: Yes. See Exhibit C.

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Design Basis: N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement:

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials:
/s/ BT Contractor /s/ EL Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ Ed Lehotsky	/s/ Bhupesh Thakkar
Owner	Contractor
Ed Lehotsky	Bhupesh Thakkar
Name	Name
SVP LNG E&C	Senior Project Manager
Title	Title
November 8, 2017	October 24, 2017
Date of Signing	Date of Signing

CHANGE ORDER FORM
Operating Spare Part Provisional Sum Closeout

PROJECT NAME: Sabine Pass LNG Stage 3 Liquefaction Facility OWNER: Sabine Pass Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: May 4, 2015	CHANGE ORDER NUMBER: CO-00023 DATE OF CHANGE ORDER: October 31, 2017

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1.
The value of the Operating Spare Part Provisional Sum in the Agreement was U.S. $6,354,664. Parties now agree to close this Provisional Sum. Actual cost for the Operational Spare Parts was $0. The contract price will be decreased by $6,735,944 which reflects the closure of the provisional sum and credit for the 6% fee.

2.	The Provisional Sum breakdown is described as follows:

a.
The previous Operating Spare Part Provisional Sum specified in Article 2.3 of Attachment EE, Schedule EE-2, of the Agreement was U.S. $6,354,664. The Operating Spare Part Provisional Sum will be reduced by U.S. $6,354,664. The new value of the Operating Spare Part Provisional Sum will be $0.

b.
The Parties agree to adjust the Aggregate Provisional Sum specified in Article 7.1A of the Agreement which prior to this Change Order was Three Hundred Twenty-Two Million, Six Hundred One Thousand, One Hundred One U.S. Dollars (U.S.$322,601,101). This Change Order will decrease the Aggregate Provisional Sum amount by Six Million, Three Hundred Fifty-Four Thousand, Six Hundred Sixty-Four U.S. Dollars (U.S.$6,354,664) and the new Aggregate Provisional Sum value shall be Three Hundred Sixteen Million, Two Hundred Forty-Six Thousand, Four Hundred Thirty-Seven U.S. Dollars (U.S. $316,246,437).

3.	Schedule C-1 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit A of this Change Order.

Adjustment to Contract Price

The original Contract Price was	$2,987,000,000
Net change by previously authorized Change Orders (#0001-00022)	$99,720,347
The Contract Price prior to this Change Order was	$3,086,720,347
The Contract Price will be decreased by this Change Order in the amount of	$(6,735,944)
The new Contract Price including this Change Order will be	$3,079,984,403

Adjustment to dates in Project Schedule
The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary). N/A

Adjustment to Payment Schedule: Yes. See Exhibit A.

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Design Basis: N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement:

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials:
/s/ BT Contractor /s/ EL Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ Ed Lehotsky	/s/ Bhupesh Thakkar
Owner	Contractor
Ed Lehotsky	Bhupesh Thakkar
Name	Name
SVP LNG E&C	Senior Project Manager
Title	Title
November 8, 2017	October 31, 2017
Date of Signing	Date of Signing

CHANGE ORDER FORM

PROJECT NAME: Sabine Pass LNG Stage 3 Liquefaction Facility OWNER: Sabine Pass Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: May 4, 2015	CHANGE ORDER NUMBER: CO-00024 DATE OF CHANGE ORDER: November 28, 2017

The Agreement between the Parties listed above is changed as follows:

1.
In exchange for an adjustment to the Contract Price of U.S.$ 1,000,000, Contractor hereby waives, relinquishes, remits and releases all claims, demands, actions, causes of actions or other rights at law, in contract, quantum meruit, unjust enrichment, tort, equity or otherwise that Contractor has or may have had against Owner (whether or not known to Contractor) arising out of the Agreement or the Project concerning any and all Force Majeure events occurring prior to October 1, 2017, including, but not limited to those Force Majeure events conveyed to Owner in the following correspondences:

a.	Correspondence No. 25936-100-T16-GAM-00053, dated May 10, 2016;

b.	Correspondence No. 25936-100-T17-GAM-00004, dated January 11, 2017;

c.	Correspondence No. 25936-100-T17-GAM-00043, dated June 26, 2017;

d.	Correspondence No. 25936-100-T17-GAM-00048, dated July 12, 2017; and

e.	Correspondence No. 25936-100-T17-GAM-00059, dated September 6, 2017.
All reservations made by Contractor in the above referenced Correspondence (a) through (e) are waived by Contractor with respect to Force Majeure events.

2.
In addition, Owner shall pay Contractor One Million Nine Hundred Eighty-Eight Thousand U.S. Dollars (U.S.$1,988,000) for short term craft incentives (the “Craft Incentive Payment”) for any and all impacts arising out of Hurricane Harvey and associated events. This Craft Incentive Payment shall be paid by Owner under the Performance and Attendance Bonus (PAB) Incentive Program Provisional Sum.

Adjustment to Contract Price

The original Contract Price was	$2,987,000,000
Net change by previously authorized Change Orders (#0001-00023)	$92,984,403
The Contract Price prior to this Change Order was	$3,079,984,403
The Contract Price will be increased by this Change Order in the amount of	$2,988,000
The new Contract Price including this Change Order will be	$3,082,972,403

Adjustment to dates in Project Schedule
The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary). N/A

Adjustment to Payment Schedule: See Exhibit A.

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Design Basis: N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials:
/s/ BT Contractor /s/ EL Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ Ed Lehotsky	/s/ Bhupesh Thakkar
Owner	Contractor
Ed Lehotsky	Bhupesh Thakkar
Name	Name
SVP LNG E&C	Senior Project Manager
Title	Title
December 13, 2017	November 28, 2017
Date of Signing	Date of Signing